EXECUTION VERSION
SECOND AMENDMENT dated as of April 7, 2020 (this “Amendment”) to the CREDIT Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016, and as further amended and restated as of August 28, 2019, among NCR CORPORATION (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) (as amended and in effect prior to the effectiveness of this Amendment, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner set forth below, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended hereby).

SECTION 2. Amendment of the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), clause (ii) of the definition of “Permitted Additional Indebtedness” in Section 1.01 of the Credit Agreement is amended and restated as follows:

“(ii) except with respect to up to $750,000,000 in the aggregate of Permitted Additional Indebtedness, does not mature earlier than, and has a weighted average life to maturity (determined without giving effect to any prepayments that reduce amortization) no earlier than, 91 days after the Term Maturity Date,”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Second Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all

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material respects, in each case as though made on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.

(c)On and as of the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and Lenders constituting the Required Lenders. The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(c)This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any

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other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Incorporation by Reference. The submission to jurisdiction, service of process, venue, judgment currency, waiver of immunity, waiver of jury trial and electronic signature provisions set forth in the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,
by /s/ Andre J. Fernandez

Name: Andre J. Fernandez
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by /s/ Matthew Cheung

Name: Matthew Cheung
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

BANK OF AMERICA, N.A., as Lender,
by /s/ Kyle Oberkrom

Name: Kyle Oberkrom
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: Wells Fargo Bank, National Association

by /s/ Evan Waschitz

Name: Evan Waschitz
Title: Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: MUFG Bank, Ltd.

by /s/ Joseph Siri

Name: Joseph Siri
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: PNC Bank, National Association

by /s/ Andrew Fraser

Name: Andrew Fraser
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT
Name of Lender: ROYAL BANK OF CANADA

by /s/ Kamran Khan

Name: Kamran Khan
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: Truist Bank

by /s/ Paige Scheper

Name: Paige Scheper
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT
Name of Lender: CAPITAL ONE, NATIONAL ASSOCIATION

by /s/ Elizabeth Masciopinto

Name: Elizabeth Masciopinto
Title: Duly Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT
Name of Lender:

Fifth Third Bank, National Association
by /s/ Dan Komitor

Name: Dan Komitor
Title: Managing Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: CITIBANK, N.A.

by /s/ James M. Walsh

Name: James M. Walsh
Title: Managing Director

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender:

td bank, n.a.
by /s/ Vijay Prasad

Name: Vijay Prasad
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT
Name of Lender: Santander Bank, N.A.

by /s/ Patrick McMullan

Name: Patrick McMullan
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: THE NORTHERN TRUST COMPANY

by /s/ Kimberly A. Crotty

Name: Kimberly A. Crotty
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: HSBC BANK USA, National Association

by /s/ Devin Moore

Name: Devin Moore
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: KeyBanc Capital Markets Inc.

by /s/ Eric Peiffer

Name: Eric Peiffer
Title: Managing Director

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender:

STANDARD CHARTERED BANK
by /s/ James Beck

Name: James Beck
Title: Associate Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: People’s United Bank, N.A.

by /s/ Darci Buchanan

Name: Darci Buchanan
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: Synovus Bank

by /s/ Chandra Cockrell

Name: Chandra Cockrell
Title: Relationship Manager

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE NCR CORPORATION
CREDIT AGREEMENT

Name of Lender: First Horizon Bank

by /s/ Terence Dolch

Name: Terence Dolch
Title: Senior Vice President